Common Stock	9 Months Ended
Mar. 31, 2015
Equity [Abstract]
Common Stock

Note 6 – Common Stock

Capital Stock

At June 30, 2014 and 2013, Vyrix and Luoxis each had 60 million shares of common stock authorized with a par value of $0.0001 per share. Vyrix and Luoxis each had 10 million shares of preferred stock authorized with a par value of $0.0001 per share.

Private Placement

In 2013, the Company completed a private placement. A total of 1,026,119 shares of common stock were issued at $4.53 per share resulting in $4,653,000 of gross proceeds. Net proceeds were $3,980,000 after placement agent and legal fees. The placement agent also received 102,613 warrants to purchase common stock valued at $313,000 in connection with the closing.